
2025
SHARED
SUCCESS
PASSION
COMMITMENT
RELATIONSHIPS
INNOVATION
INTEGRITY
FIDELITY D&D BANCORP, INC. 2025 ANNUAL REPORT

Annual Meeting of Shareholders
May 5, 2026

Forward-looking statements

Certain of the matters discussed in this Annual Shareholder Presentation may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words "expect," "anticipate," "intend," "plan," "believe," "estimate," and similar expressions are intended to identify such forward-looking statements.

The Company's actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation:

- local, regional and national economic conditions and changes thereto;
- the short-term and long-term effects of inflation, and rising costs to the Company, its customers and on the economy;
- the risks of changes and volatility of interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks;
- securities markets and monetary fluctuations and volatility;
- disruption of credit and equity markets;
- impacts of the capital and liquidity requirements of the Basel III standards and other regulatory pronouncements, regulations and rules;
- governmental monetary and fiscal policies, as well as legislative and regulatory changes;
- effects of short- and long-term federal budget and tax negotiations and their effect on economic and business conditions;
- the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;
- the impact of new or changes in existing laws and regulations, including laws and regulations concerning taxes, banking, securities and insurance and their application with which the Company and its subsidiaries must comply;
- the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters;
- the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet;
- the effects of economic conditions of any pandemic, epidemic or other health-related crisis such as COVID-19 and responses thereto on current customers and the operations of the Company, specifically the effect of the economy on loan customers' ability to repay loans;
- the effects of bank failures, banking system instability, deposit fluctuations, loan and securities value changes;
- technological changes;
- the interruption or breach in security of our information systems, continually evolving cybersecurity and other technological risks and attacks resulting in failures or disruptions in customer account management, general ledger processing and loan or deposit updates and potential impacts resulting therefrom including additional costs, reputational damage, regulatory penalties, and financial losses;
- acquisitions and integration of acquired businesses;
- the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities;
- acts of war, terrorism, or armed conflict; and
- the risk that our analyses of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful.

The Company cautions readers not to place undue reliance on forward-looking statements, which reflect analyses only as of the date of this document. The Company has no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

Readers should review the risk factors described in other documents that we file or furnish, from time to time, with the Securities and Exchange Commission, including Annual Reports to Shareholders, Annual Reports filed on Form 10-K and other current reports filed or furnished on Form 8-K.

Fidelity Bank Vision & Values

Our Vision & Values

We are passionate about building strong relationships through superior client experiences. For us, success means being the best place for our bankers to work, our clients to bank, our shareholders to invest in, and our community to prosper.



Relationships: We put people first.
Integrity: We stand by our word.
Passion & Commitment: We're all in, always.
Innovation: We find a way.
Success: We grow together.

Fidelity D & D Bancorp, Inc. Overview

Company Overview as of March 31, 2026	
Headquarters	Dunmore, PA
Ticker / Exchange	FDBC / NASDAQ
Market Capitalization	$254,476
Outstanding Shares	5,879,754
Year Established	1902
Branches	21

Financial Overview as of March 31, 2026			
Total Assets	$2,859,265	LTM ROAA	1.08%
Gross Loans	$2,023,671	LTM ROAE	13.03%
Total Deposits	$2,576,494	LTM NIM	3.00%
Loans / Deposits	78.54%	LTM Effic. Ratio	59.52%
TCE / TA	7.91%	NPAs / Assets	0.09%
RBC Ratio	14.45%	Reserves / NPAs	857.22%
Wealth Management AUM/A		$1,096,776	

Note: All dollars in thousands unless otherwise noted



Tunkhannock
Carbondale
Honesdale
Narrowsburg
Lake Ariel
Hawley
Delaware State Forest
Wilkes-Barre
Nanticoke
Tobyhanna
Mt Pocono
Berwick
East Stroudsburg
Blairstown
Jim Thorpe
Lehighton
Shenandoah
Frackville
Tamaqua
Palmerton
Slatington
Pottsville
Schuylkill Haven
Northampton
Easton
Allentown

RETAIL BANKING	COMMERCIAL	FEE BASED BUSINESS
• 21 branch locations, 27 owned/operated ATMs, and 40,000 ATMs through MoneyPass© • Online and Mobile Banking • Personal Lending • Indirect Auto Lending • Secured and Unsecured Consumer Loans	• C&I and CRE Lending • SBA Lending • Cash Management • Card and Payment Services	• Retirement Planning • Wealth Management • Brokerage and Advisory Services • Trust and Fiduciary Services

Making Our Move

2022



THE ELECTRIC CITY

Purchased Future Corporate Headquarters Scranton Electric Building

Nasdaq
5 Year Anniversary

$2.4 Billion
Attained total assets of $2.4 billion by the end of 2022

2023



Branch relocation in Bethlehem. Currently $57 million in deposits.



New Branch in Wilkes-Barre. Currently $33 million in deposits.

Newsweek
America's Best Regional Banks and Credit Unions

2024



Renovation of Dunmore branch completed, featuring a fully equipped café & free community meeting rooms. Currently $421 million in deposits.

Newsweek
America's Best Regional Banks and Credit Unions



Fidelity BANK

Branch relocation in Easton. Currently $69 million in deposits.

$2.6 Billion
Attained total assets of $2.6 billion by the end of 2024

2025



Visit from Governor Shapiro at Future Corporate Headquarters

$2.7 Billion
Attained total assets of $2.7 billion for the first quarter of 2025

Newsweek
America's Best Regional Banks and Credit Unions

2026



Relocation of Corporate Office

$2.9 Billion
Attained total assets of $2.9 billion for the first quarter of 2026

Fidelity BANK



Daniel J. Santaniello
President
Chief Executive Officer
Joined 2001



Salvatore R. DeFrancesco, Jr.
Executive Vice President
Chief Financial Officer
Joined 2003



Ruth G. Turkington
Executive Vice President
Chief Consumer Banking Officer
Joined 2023



Peter A. Gray
Executive Vice President
Chief Lending Officer
Joined 2026



Adam D. Bonanno
Executive Vice President
Chief Information Officer
Joined 2026



Timothy P. O'Brien
Sr. Executive Vice President
Chief Business Development Officer
Joined 2008



Nicholas A. Parise
Sr. Vice President
Director of Wealth Management
Joined 2019



Rose Ungaro
Sr. Vice President
Human Resources Director
Joined 2024

Financial Highlights

Net Income



$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$24,008
$30,021
$18,210
$20,794
$28,198
2021
2022
2023
2024
2025

Highlights

- *In 2025, net income increased $7.4 million or 36% when compared to 2024.*
- *1st quarter 2026 net income was $7.5 million, an increase of $1.5 million or 25% compared to 1st quarter 2025.*

Note: All dollars in thousands unless otherwise noted.

Financial Highlights

Earnings Per Share



$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$4.48
$5.29
$3.19
$3.60
$4.86
2021
2022
2023
2024
2025

Highlights

- *In 2025, earning per shares increased by $1.26, or 35% when compared to 2024.*
- *1st quarter of 2026 diluted earnings per share was $1.28, an increase of $0.25 or 24% compared to 1st quarter 2025.*

Note: All dollars in thousands unless otherwise noted.

Financial Highlights

Net Interest Income ($ in thousands) and Net Interest In Margin (%)



$74,000
$72,000
$70,000
$68,000
$66,000
$64,000
$62,000
$60,000
$58,000
$56,000
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$61,829
$72,274
$62,047
$61,865
$72,671
3.23%
3.28%
2.81%
2.72%
2.95%
2021
2022
2023
2024
2025
Net Interest Income
Net Interest Margin

Highlights

- *In 2025, net interest margin increased 23 bps from 2.72% to 2.95%,*
  - *Total average interest-earning assets increased $181.6 million*
  - *Total average interest-bearing liabilities grew $153.8 million*
- *In 2025, net interest income increased $10.8 million, or 17.47% to $72.7 million.*
- *Net interest margin increased 4 bps from 3.04% for the 4th quarter 2025 to 3.08% for the 1st quarter 2026.*
  - *Interest-earing asset yields decreased 6 bps.*
  - *The cost of interest-bearing liabilities decreased 15 bps.*
- *1st quarter 2026, net interest income increased $2.4 million to $19.4 million or 14% compared to 1st quarter 2025.*

Net Interest Income and Net Interest Margin are shown on a fully tax equivalent basis, which is a non-GAAP measure.
Comparison to 2024 unless otherwise stated.

Financial Highlights

Assets


$2,800,000
$2,700,000
$2,600,000
$2,500,000
$2,400,000
$2,300,000
$2,200,000
$2,100,000
$2,419,104
$2,378,372
$2,503,159
$2,584,616
$2,748,058
2021
2022
2023
2024
2025

Highlights

- *In 2025, total assets totaled $2.7 billion, an increase of $163 million, or 6% when compared to 2024.*
- *1st quarter 2026 assets increased $148 million, or 5% compared to 1st quarter 2025.*

Note: All dollars in thousands unless otherwise noted.

Balance Sheet Mix

Loan Portfolio



Direct Consumer, $139,853, 7%
Auto Loans and Leases, $73,657, 4%
Commercial R/E Owner, $340,808, 18%
Residential Mortgages, $543,952, 28%
Commercial & Industrial, $341,130, 18%
Commercial R/E Non Owner, $473,205, 25%

Highlights as of 12/31/2025

- Gross loans of $1.9 billion.
- Loans increased $111.9 million or 6% over 2024.
- Loan-to-Deposit Ratio of 77.48%.
- 5.64% loan yield year to date 12/31/2025.
- 60.4% - Commercial Loans.
- 39.6% - Retail Loans.
- Non-Owner Occupied CRE at 198% of Total Capital.
- Average FICO in Home Equity portfolio of 741.
- Average FICO in Residential Mortgage portfolio 750.
- 1st quarter 2026 loans increased $112 million, or 6% compared to the 4th quarter 2025.

Source FDBC 10-K and 10-Q
Comparison to 2024 unless otherwise stated.

Balance Sheet Mix

Deposit Portfolio



Non-interest bearing
$552,581, 23%
Interest bearing Checking,
$674,412, 27%
CDs
$352,976, 14%
Savings and Clubs
$188,449, 8%
MMDA
$698,935, 28%

Highlights as of 12/31/2025

- *Total Deposits of $2.5 billion.*
- *Deposits increased $126.5 million or 5% over 2024.*
- *50% of deposits are non-interest and interest bearing checking accounts.*
- *Non-interest-Bearing Deposits were 23% of total deposits at year end 2025.*
- *Cost of Total Deposits was 1.94% down 5 bps from 2024.*
- *Cost of Interest-bearing Liabilities was 2.49% down 11 bps from 2024.*
- *Loans-to-Deposit Ratio was 77.48%.*
- *1st quarter 2026 deposits increased $109 million, or 4.42% compared to 4th quarter 2025.*
- *As of March 31, 2026, more than 73% of total deposits were FDIC insured or fully collateralized.*

Source FDBC 10-K and 10-Q
Comparison to 2024 unless otherwise stated.

Deposit Market Share

Northeast Market (Lackawanna and Luzerne)

Rank	Institution Name	Number of Offices	Deposits	Market Share	1 Year Deposit Growth	5 Year Deposit Growth
1	PNC Bank, National Association	16	$3,458,779	22.22%	-5.29%	-2.67%
2	Peoples Security Bank and Trust Company	20	$2,217,569	14.24%	-0.23%	-1.88%
3	The Fidelity Deposit and Discount Bank	16	$1,891,271	12.15%	2.62%	15.16%
4	Manufacturers and Traders Trust Company	10	$1,463,444	9.40%	1.18%	3.72%
5	Wells Fargo Bank, National Association	9	$1,128,077	7.25%	-1.45%	-0.70%
6	Community Bank, National Association	18	$1,105,315	7.10%	0.24%	-0.12%
7	NBT Bank, National Association	11	$673,783	4.33%	0.11%	-1.67%
8	Citizens Bank, National Association	6	$631,462	4.06%	0.04%	3.08%
9	First National Bank of Pennsylvania	7	$594,070	3.82%	0.24%	3.96%
10	The Luzerne Bank	8	$582,305	3.74%	0.62%	7.10%
	Other Market Participants (9)	30	$1,097,398	7.04%		
	Market Total	**163**	**$15,568,540**	**100.00%**	**8.27%**	**2.70%**

Northampton County

Rank	Institution name	Number of Offices	Deposits	Market Share	1 Year Deposit Growth	5 Year Deposit Growth
1	Wells Fargo & Co.	8	$1,199,312	15.87%	-3.29%	-0.31%
2	Truist Financial Corp.	7	$1,143,090	15.13%	0.08%	-0.29%
3	Fulton Financial Corp.	7	$932,813	12.34%	0.10%	-1.08%
4	Embassy Bancorp Inc.	4	$917,798	12.14%	1.20%	7.57%
5	PNC Financial Services Group Inc.	6	$703,598	9.31%	6.54%	-0.96%
6	Fidelity D & D Bancorp Inc.	7	$544,562	7.21%	3.00%	6.16%
7	Bank of America Corp.	3	$467,834	6.19%	-2.07%	2.47%
8	The Toronto-Dominion Bank	3	$455,251	6.02%	-3.79%	7.41%
9	Banco Santander SA	2	$242,246	3.21%	-3.21%	-0.82%
10	Palm Bancorp	4	$193,224	2.56%	-4.28%	3.19%
-	Other Market Participants (11)	17	$757,299	10.02%		
	Market Total	**68**	**$7,557,027**	**100.00**	**1.47%**	**2.28%**

Source: FDIC as of 6/30/2025

Credit Quality Trends

Nonperforming Assets/Total Assets


0.40%
0.30%
0.20%
0.10%
0.00%
0.27%
0.17%
0.13%
0.30%
0.08%
2021
2022
2023
2024
2025

Allowance for Loan Losses / Gross Loans


1.14%
1.12%
1.10%
1.08%
1.06%
1.04%
1.02%
1.09%
1.10%
1.12%
1.09%
1.06%
2021
2022
2023
2024
2025

Net Charge-Offs (Recoveries) / Average Loans


0.05%
0.04%
0.03%
0.02%
0.01%
0.00%
0.04%
0.04%
0.04%
0.03%
0.03%
2021
2022
2023
2024
2025

- Source FDBC 10-K

Capital Strength



16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
14.51%
14.35%
14.64%
14.78%
14.78%
7.94%
7.93%
8.69%
9.22%
9.22%
9.34%
6.01%
6.79%
7.16%
8.01%
2021
2022
2023
2024
2025
Total Capital Ratio
Tier 1 Leverage Ratio
Tangible Equity/Tangible Assets

- Source FDBC 10-K

Financial Highlights

Dividends Per Share



$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.23
$1.35
$1.46
$1.54
$1.63
2021
2022
2023
2024
2025

* Source FDBC 10-K

Highlights

Dividends have increased 11 years in a row

2025:	$1.63	5.8%
2024:	$1.54	5.5%
2023:	$1.46	8.1%
2022:	$1.35	9.8%
2021:	$1.23	7.9%
2020:	$1.14	7.5%
2019:	$1.06	8.2%
2018:	$0.98	11.4%
2017:	$0.88	6.0%
2016:	$0.83	7.8%
2015:	$0.77	5.5%
2014:	$0.73	

CAGR = 7.6%

Stock Market Performance



Total Return Performance
Fidelity D & D Bancorp, Inc.
Russell 3000 Index
KBW NASDAQ Bank Index
Index Value
200
150
100
50
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24
12/31/25

Index	Period Ending 12/31/20	12/31/21	12/31/22	12/31/23	12/31/24	12/31/25
Fidelity D & D Bancorp, Inc.	100.00	93.81	77.35	98.17	85.18	78.87
Russell 3000 Index	100.00	125.66	101.53	127.88	158.32	185.47
KBW NASDAQ Bank Index	100.00	138.33	108.73	107.76	147.85	196.00

Summary Market Profile
Data as of 3/31/2026

Ticker: FDBC

Exchange: NASDAQGM

Stock Price	$43.28
Market Cap. ($M)	$254
Dividend Yield	3.84%
Average Daily Volume (3 Months)	
Avg Daily Volume (Shares)	7,220
Avg Daily Volume ($000s)	$321
52-Week High/Low	
52-Week High (12/16/2025)	$50.00
52-Week Low (4/21/2025)	$37.00
Valuation Ratios	
Price/T Book Value	111.9%
Price/MRQ EPS	33.6x
Price/LTM EPS	8.4x

Source: S&P Global Market Intelligence
Market Profile Sources: Nasdaq and 10-K

Strategic Initiatives & Strategy

Strengthen the Bank's Core Foundation

- *Launched a Fraud Investigative Unit*
- *New Online Banking Platform & Mobile App*
- *Implement Internal Process Improvements*
- *Enhance Technical Strategy (CRM, Lending Platforms, AI, etc.)*

Optimize Engines of Growth

- *Enhance Advice Center Strategy*
- *Launch New Insurance Offerings*
- *Own The Small Business Segment*
- *Offer New Retirement Plan Services*

Executable Strategic Growth Plan

- *Assess Attractiveness in Regional PA Markets and Establish "Ultimate" Destinations*

Invest in Human Talent

- *Invest in Top Talent*
- *Foster Leadership Development*
- *Offer Projects/Conferences*

Continue to Evolve a High-Performing Culture

- *Promote Accountability & Empowerment*
- *Provide Clear Vision*
- *Drive Urgency & Excellence*

Ensure a Distinctive Brand

- *Market Research & Competitor Analysis*
- *Align Brand Across All Channels*
- *Promote Bank Volunteerism*

Digital Adoption Rates

68.6% increase in Business App users

15.4% increase in Business Online Banking users

12.6% increase in Consumer App users

5.4% increase in Consumer Online Banking users

8% increase in mobile dollars deposited

40.9% increase in Consumer Loan applications

Comparison of December 2022 to December 2025.

Community Involvement & Accolades

- *26,262 hours donated by Bankers since 2020 to community organizations through the Volunteer Time Off program.*
- *$1.6 million given in philanthropic support to organizations, groups and schools throughout the community in 2025.*
- *Received the Bauer 5-star for 12 consecutive years (2014 – 2025)*
- *Ranked as #1 Bank Mortgage Lender in Lackawanna County for the 16th consecutive year and a top 5 lender in NEPA and the Lehigh Valley*
- *Earned a 4.5-star rating on Newsweek's Best Regional Bank and Credit Unions list for a 3rd consecutive year.*
- *Received numerous other regional accolades.*

Bauer Financial 2025 "5-Star Rating" 12 Consecutive Years

"America's Best Regional Banks and Credit Unions"

The Times-Tribune 2025 "Best Bank"

Times Leader 2025
Gold Winner "Best Places to Work"
Silver Winner "Best Bank"
Best of the West Side – Best Bank

Named to Piper Sandler 2025 Bank & Thrift Sm-All Stars

Wealth Management

Through a client centric approach, Wealth Management non-interest income increased from $3.2 million in 2021 to $5.3 million in 2025, or 13.28% CAGR.

Fidelity BANK WEALTH MANAGEMENT

Team Based Model

- Planning Focused
- Trust Planning and Administration
- Estate Planning
- Retirement Planning
- Investment Management
- Coordination with Other Professionals (attorney, CPA, etc.)

Fidelity Asset Management Services AT FIDELITY BANK

Single Advisor Model

- Financial Planning
- Individual Retirement Planning
- Investment Management
- Insurance Solution
- Annuity Solutions
- Retirement Plan Services

Well Positioned for Continued Shareholder Growth

Return Performance:

Strong organic growth since 2020 and after the acquisition of Merchants Bank:

- *Assets: 68.2%*
- *Gross Loans: 80.7%*
- *Deposits: 70.7%*
- *Net Income: 116.33%**

Diversified Balance Sheet:

- *Loans mix 63.1% commercial; 36.9% retail.*
- *High quality investments portfolio 17.9% of total assets.*

Low-Cost, Relationship Deposits:

- *50% DDA and interest-bearing checking driving below peer group cost of funds 1.94%.*

Conservative Credit Culture

Disciplined and Strategic M&A:

- *Completed two strategic acquisitions in the last six years- out-of-market and in-market.*

Diversified Fee Income Source:

- *Strong residential mortgage loan franchise.*
- *Expanding wealth management offering.*
- *Strong Deposit Fee Income and Debit Card Interchange Fees.*
- *Insurance sales and licensing of branch bankers.*

- *As of March 2026 unless otherwise noted*

* *As of 12/31/2025*